                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires: February 28, 2006
                                                      Estimated average burden
                                                      hours per response...12.75

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Chicago Rivet & Machine Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2006

To the Shareholders of
  CHICAGO RIVET & MACHINE CO.

     Notice is hereby given that the Annual Meeting of Shareholders of CHICAGO RIVET & MACHINE CO., an Illinois corporation (the "Company"), will be held at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, on Tuesday, May 9, 2006 at 10:00 A.M., Chicago time, for the following purposes:

          1. To elect a Board of nine directors, to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify; and

          2. To consider and act upon such other matters as may properly come before the meeting.

     Shareholders of record at the close of business on March 20, 2006 will be entitled to notice of and to vote at this Annual Meeting and at any adjournments or postponements thereof.

     A copy of the Annual Report of the Company for the year ended December 31, 2005, which contains financial statements, is enclosed.

     You are requested to sign, date and return the accompanying proxy card in the enclosed envelope, whether or not you expect to attend the meeting in person.

     Your cooperation is respectfully solicited and appreciated.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2006

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE REQUEST THAT YOU EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                          CHICAGO RIVET & MACHINE CO.
                                 P.O. BOX 3061
                               901 FRONTENAC ROAD
                           NAPERVILLE, ILLINOIS 60566

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 9, 2006

     This Proxy Statement is furnished to the holders of common stock, $1.00 par value per share ("Common Stock"), of Chicago Rivet & Machine Co., an Illinois corporation (the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 9, 2006 at the Company's principal offices, 901 Frontenac Road, Naperville, Illinois, at 10:00 A.M., Chicago time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). The Company's Annual Report to Shareholders for the year ended December 31, 2005, including financial statements, this Proxy Statement, the Notice and the attached form of proxy are first being mailed to shareholders on or about March 30, 2006.

     Each shareholder of record at the close of business on March 20, 2006, the record date stated in the Notice, is entitled to vote at the meeting and at any adjournments or postponements thereof. On the record date, there were outstanding 966,132 shares of Common Stock, each entitled to one vote. No other shares of the Company of any other class were outstanding.

     Any shareholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing and delivering to the Secretary of the Company at the above address a subsequent proxy or a written notice of revocation of the proxy, or by attending the Annual Meeting and voting in person. In the absence of any contrary written direction in the proxy, each proxy will be voted for the election of the nominees for director named in this proxy statement and in the proxy, and, in the best judgment of the persons named in the proxy as representatives, upon any other matters which may properly come before the Annual Meeting.

     Proxies will be solicited by mail and may also be solicited by personal interview, telephone and facsimile. Solicitation will be made on a part-time basis by directors and officers of the Company and by other managerial employees, who will receive no compensation therefor other than their regular salary. The Company will arrange for brokerage houses, nominees and other custodians holding Common Stock of record to forward proxy soliciting material to the beneficial owners of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. The cost of the solicitation of proxies will be borne by the Company.

     The Board of Directors of the Company does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else may properly present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment on such matters.

                             PRINCIPAL SHAREHOLDERS

     The persons listed in the table below are known by the Company to be beneficial owners of more than five percent of the Company's outstanding Common Stock.

                                                              NUNBER OF SHARES       PERCENT
                                                            BENEFICIALLY OWNED AS       OF
NAME AND ADDRESS                                             OF JANUARY 31, 2006     CLASS(1)
----------------                                            ---------------------    --------
John A. Morrissey and Walter W. Morrissey
  One Oakbrook Terrace, Suite 802
  Oakbrook Terrace, Illinois 60181......................           174,566(2)         18.1%
Poul Erik Madsen and
Carol Lee Madsen
  16108 6th Street East
  Redington Beach, FL 33708.............................            66,800(3)          6.9%
Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401........................            55,400(4)          5.7%

---------------

(1) The percent of class figures in this table and throughout this proxy statement are based upon the number of the outstanding shares of the Company as of January 31, 2006 (966,132).

(2) John A. Morrissey and Walter W. Morrissey may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and each may be deemed therefore to be the beneficial owner of the shares beneficially owned by the other. As of January 31, 2006, John A. Morrissey beneficially owned 90,446 shares (9.4%) with sole voting and investment power. As of January 31, 2006, Walter W. Morrissey beneficially owned 84,120 shares (8.7%) with sole voting and investment power. The group consisting of John A. Morrissey and Walter W. Morrissey may be deemed to be a beneficial owner of a total of 174,566 shares (18.1%).

(3) Based on the list of Non-Objecting Beneficial Owners as of the record date obtained by the Company. In addition to the 50,800 shares (5.3%) reflected as owned jointly by Poul Erik Madsen and Carol Lee Madsen on such list of Non-Objecting Beneficial Owners, the list also reflected 8,000 shares (0.8%) owned by Poul Erik Madsen and 8,000 shares (0.8%) owned by Carol Lee Madsen.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), filed a Schedule 13G with the Securities and Exchange Commission on February 6, 2006 in which it stated that it beneficially owned 55,400 shares of Common Stock as of December 31, 2005, all of which shares are owned by four investment companies registered under the Investment Company Act of 1940 for which Dimensional serves as investment manager. In its Schedule 13G, Dimensional disclaimed beneficial ownership of all such shares.

                             ELECTION OF DIRECTORS

     A Board of nine directors is to be elected at the Annual Meeting, to serve until the next Annual Meeting and until their successors shall have been elected and shall qualify. The shares represented by proxies received by the Board of Directors will be voted, in the absence of any contrary direction therein, for the election of the nominees hereinafter listed and described. The Board of Directors believes that the persons named will be available, but, if any nominee is unable or unwilling to serve as director, the proxies will be voted for another individual to be selected by the Board of Directors.

     A majority of the outstanding Common Stock shares of the Company will constitute a quorum at the Annual Meeting. Election as a director requires a plurality of the votes cast at the Annual Meeting, so the nine nominees who receive the largest number of votes cast will be elected as directors. An affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of any proposal submitted to shareholders (except for election of directors). Abstentions, withheld votes and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Abstentions are counted as votes against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. For any nominee, withheld votes will have no effect on the election of that nominee.

     In the election of directors, voting rights are cumulative, which means that each shareholder is entitled to as many votes as are equal to the number of his shares multiplied by the number of directors to be elected (nine). Each shareholder may cast all of such votes for one nominee or may distribute them among two or more nominees in his discretion. In the absence of any contrary written direction in the proxy, the proxy will confer discretionary authority on the persons named therein as representatives to cumulate votes selectively among the nominees in the manner just described.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the Board of Directors, the Board of Directors' nominees for director and each executive officer of the Company named in the Summary Compensation Table, including their ages, principal occupations and beneficial ownership of common shares of the Company, and information regarding the beneficial ownership of such shares by all directors and executive officers of the Company as a group:

                                                                               NUMBER OF SHARES
                                                         SERVED AS               BENEFICIALLY     PERCENT
                                                         A DIRECTOR  DIRECTOR    OWNED AS OF        OF
        NAME           AGE      PRINCIPAL OCCUPATION       SINCE     NOMINEE   JANUARY 31, 2006    CLASS
        ----           ---      --------------------     ----------  --------  ----------------   -------
John A. Morrissey....  70    Chairman of the Board and      1968        X           90,446          9.4%(1)
                             Chief Executive Officer of
                             the Company; President and
                             Director of Algonquin
                             State Bank
Walter W.
  Morrissey..........  63    Attorney at Law                1972        X           84,120          8.7%(2)
John C. Osterman.....  54    President, Chief Operating     1988                     4,000          0.4%(3)
                             Officer and Treasurer of
                             the Company
William T. Divane,
  Jr. ...............  63    Chairman of the Board          1999        X            4,000          0.4%(4)
                             and Chief Executive
                             Officer of Divane Bros.
                             Electric Co.
John R. Madden.......  68    Chairman of the Board of       1980        X              200         0.02%(5)
                             Directors of First
                             National Bank of LaGrange
Edward L. Chott......  70    Chairman of the Board and      2000        X               --            --(6)
                             Chief Executive Officer of
                             The Broaster Co.
Kent H. Cooney.......  55    Chief Financial Officer        2004        X               --            --(7)
                             of Heldon Bay Limited
                             Partnership
Nirendu Dhar.........  64    General Manager of H & L       2001        X               --            --(8)
                             Tool Company, Inc.
George P. Lynch......  73    Attorney at Law                2004        X               --            --(9)
Michael J. Bourg.....  43    Executive Vice President        --         X              200         0.02%(10)
                             and Controller
All directors and
  executive officers
  as a group.........                                        --                    182,966         18.9%

---------------

 (1) Mr. John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer since 1981. He has been President and a director of Algonquin State Bank for more than five years, and is also a director of First National Bank of LaGrange and is President and a director of The First Algonquin Company (a bank holding company). He is a brother of Director Walter W. Morrissey. All of the shares listed above as beneficially owned by Mr. John A. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by Walter W. Morrissey in his individual capacity. See "Principal Shareholders."

 (2) Mr. Walter W. Morrissey has been a partner in the law firm of Morrissey & Robinson for more than five years. Mr. Walter W. Morrissey is a director of The First Algonquin Company and a director of Algonquin State Bank. He is a brother of Director John A. Morrissey. All of the shares listed above as beneficially owned by Mr. Walter W. Morrissey are beneficially owned by him with sole voting and investment power. The foregoing amount does not include shares directly owned by John A. Morrissey in his individual capacity. See "Principal Shareholders." The law firm of Morrissey & Robinson was retained by the Company to perform certain legal services in 2004 and 2005 and has been retained by the Company during the current year to perform additional legal services.

 (3) Mr. Osterman has been President, Chief Operating Officer and Treasurer of the Company since September, 1987. Of the shares listed above as beneficially owned by Mr. Osterman, 600 (0.06%) are beneficially owned by him with sole voting and investment power, 2,800 (0.29%) are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power, and 600 (0.06%) are beneficially owned by his wife. Mr. Osterman expressly disclaims beneficial ownership with respect to the 600 shares owned by his wife. As previously announced, Mr. Osterman has notified the Company of his intention to retire, such retirement to become effective on December 31, 2006 or such earlier date as the Company designates a replacement. In connection with his decision to retire, Mr. Osterman's term as a director will end as of the 2006 Annual Meeting.

 (4) Mr. Divane is Chairman of the Board of Directors and Chief Executive Officer of Divane Bros. Electric Co. (an electrical contractor). Prior to that he was President and Chairman of the Board of Directors of Divane Bros. Electric Co. for more than five years. All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (5) Mr. Madden has been Chairman of the Board of Directors of First National Bank of LaGrange for more than five years. In addition, he is Chairman of the Board of Directors of F.N.B.C. of LaGrange, Inc. (a bank holding company), Chairman of the Board of Directors of The First Algonquin Company, Chairman of the Board of Directors of State Bank of Illinois, Chairman of the Board of Heritage Bank of Schaumburg and Chairman of the Board of Schaumburg Bancshares, Inc. ( a bank holding company). All of the shares listed as beneficially owned by him are owned with sole voting and investment power.

 (6) Mr. Chott has been Chairman of the Board and Chief Executive Officer of The Broaster Co. (a restaurant equipment manufacturer and food distributor) for more than five years.

 (7) Mr. Cooney has been Chief Financial Officer of Heldon Bay Limited Partnership ( a closely held private investment partnership) for more than 5 years. He is also Advisory Board Chairman of Harris Bank, Woodstock, Woodstock, Illinois.

 (8) Mr. Dhar has been employed as General Manager of the Company's subsidiary, H & L Tool Company, Inc., since 1996. Mr. Dhar was employed as Plant Manager and Chief Engineer of H & L Tool Company, Inc. prior to the Company's acquisition of H & L Tool Company, Inc. for more than five years.

 (9) Mr. Lynch has been an attorney in private practice for more than five years. He is also a member of the Board of Directors of Algonquin State Bank.

(10) Mr. Bourg has been Executive Vice President of the Company since February 2006. Prior to that he was Vice President, Finance of the Company since 2005. Prior to that he was Controller of the Company for more than five years. All of the shares listed as held by Mr. Bourg are beneficially owned by him in joint tenancy with his wife, with shared voting and investment power.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

     The Board of Directors has determined that Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., George P. Lynch and John R. Madden are "independent directors" under the rules of the American Stock Exchange.

     The Board of Directors of the Company held a total of four meetings during 2005.

     The Board of Directors has appointed an Audit Committee, which presently consists of Directors Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee is a separately designated committee established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board of Directors has determined that each member of the Audit Committee is able to read and understand fundamental financial statements and that Messrs. Cooney and Madden are each qualified as an "audit committee financial expert," as defined by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Member Kent H. Cooney's background as described in footnote 7 on page 7 of this proxy statement, along with his training and experience as a CPA and former partner with the public accounting firm of McGladrey & Pullen LLP, provide the basis for this determination. Member John R. Madden's background as described in footnote 5 on page 6 of this proxy statement, along with his training and previous experience as a bank examiner for the Federal Deposit Insurance Corporation provide the basis for this determination. The Audit Committee met six times during 2005. The duties of the Audit Committee include selecting the Company's independent auditor, reviewing the arrangements and scope of the independent auditor's examination, reviewing internal accounting procedures and controls, and reviewing the independence of the auditor in regard to the Company and its management. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included in the Company's Proxy Statement dated March 29, 2004.

     The Board of Directors has also appointed a Compensation Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., George
P. Lynch and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. The duties of the Compensation Committee include considering and recommending to the Board of Directors the compensation and benefits of all officers of the Company and the development of general policies relating to compensation and benefits of employees of the Company. The Compensation Committee met three times during 2005.

     The Board of Directors has also appointed an Executive Committee, which presently consists of Directors John R. Madden, John A. Morrissey, Walter W. Morrissey and John C. Osterman. Under the by-laws of the Company and the resolution of the Board of Directors appointing the Executive Committee, the Executive Committee has all of the authority of the Board of Directors in the management of the Company, except as otherwise required by law. The Executive Committee met eleven times during 2005.

     The Board of Directors has also appointed a Nominating Committee, which presently consists of Directors Edward L. Chott, William T. Divane, Jr., and John R. Madden, each of whom is an "independent director" under the rules of the American Stock Exchange. The duties of the Nominating Committee include identifying individuals qualified to serve as directors of the Company and recommending to the Board of Directors nominees for the board and members of board committees. The Nominating Committee met two times in 2005. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which was included in the Company's Proxy Statement dated March 29, 2004.

     The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     - The name of the shareholder and evidence of the person's ownership of Company stock, including the number of shares owned and the length of time of ownership; and

     - The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a director of the Company and the person's consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

     The shareholder recommendation and information described above must be sent to the Corporate Secretary at 901 Frontenac Road, Naperville, IL 60563 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the mailing of the Company's proxy statement in connection with the previous year's annual meeting of shareholders.

     The Nominating Committee believes that the minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.

     The Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the Committee if they become aware of persons, meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board, including business and civic leaders in the communities in which the Company's facilities are located. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by shareholders.

     Once a person has been identified by the Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee requests information from the candidate, reviews the person's accomplishments and qualifications and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's qualifications. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

     It is Company policy that each of our directors attend the Annual Meeting. All of our directors were in attendance at the 2005 Annual Meeting.

     Directors of the Company who are also officers receive no compensation for their services as directors or as members of any committee of the Board of Directors, apart from their regular compensation for services as such officers. Each director who is not an officer of the Company receives a director's fee of $9,000 per year and a $1,250 fee for attendance at each meeting of the Board of Directors. Each member of the Audit Committee receives a $350 fee for attendance at each meeting of the Audit Committee. Each member of the Executive Committee who is not an officer of the Company receives an additional fee of $10,000 per year and a $350 fee for attendance at each meeting of the Executive Committee.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board or the non-management directors as a group, any Board committee or any chair of any such committee by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 901 Frontenac Road, Naperville, IL 60563.

     With the exception of material that is in the nature of advertising, promotions of a product or service, or patently offensive material as determined by the Corporate Secretary, all communications received as set forth in the preceding paragraph will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms, the Company is not aware that any of its directors, executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 2005 and ending December 31, 2005.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table below includes individual compensation information regarding compensation paid by the Company with respect to the fiscal years ended December 31, 2005, 2004, and 2003 to all executive officers of the Company whose salary and bonus exceed $100,000.

     The Company does not provide stock options, stock appreciation rights or other long-term incentive plan awards to its executive officers.

SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                                     --------------------       ALL OTHER
NAME & PRINCIPAL POSITION                    YEAR     SALARY      BONUS      COMPENSATION(1)
-------------------------                    ----     ------      -----      ---------------
John A. Morrissey -- Chairman and........    2005    $231,500          --            --
  Chief Executive Officer                    2004    $227,799    $ 45,000            --
                                             2003    $220,500    $     --            --
John C. Osterman -- President, Chief.....    2005    $211,260    $     --        $3,915
  Operating Officer and Treasurer            2004    $207,490    $ 30,000        $6,036
                                             2003    $201,206    $     --        $3,918
Nirendu Dhar -- General Manager,.........    2005    $210,814    $ 80,000        $2,446
  H & L Tool Company, Inc.                   2004    $196,898    $125,000        $4,567
                                             2003    $189,808    $120,000        $2,450
Michael J. Bourg -- Executive Vice
  President and Controller...............    2005    $137,962    $  6,000        $2,622
                                             2004    $117,500    $  7,000        $3,566
                                             2003    $106,625    $  4,000        $2,086

---------------

(1) Includes premiums on term life insurance and Company contributions to the Employees' Trust. Premiums paid for Mr. Osterman's policy were $1,728, $1,728, and $1,728 for 2005, 2004, and 2003, respectively. Premiums paid for Mr. Dhar's policy were $259, $259, and $260 for 2005, 2004, and 2003, respectively. Premiums paid for Mr. Bourg's policy were $1,123, $950, and $873, for 2005, 2004, and 2003, respectively. The amounts allocated to Mr. Osterman under the Employees' Trust for 2005, 2004, and 2003 were $2,187, $4,308, and $2,190, respectively. The amounts allocated to Mr. Dhar under the Employees' Trust for 2005, 2004, and 2003 were $2,187, $4,308, and $2,190, respectively. The amounts allocated to Mr. Bourg under the Employees' Trust for 2005, 2004, and 2003 were $1,499, $2,616, and $1,213, respectively.

PROFIT SHARING PLAN

     The Chicago Rivet & Machine Co. Profit Sharing Trust (the "Employees' Trust") is a part of the Chicago Rivet & Machine Co. Profit Sharing Plan (the "Plan") established by the Company for the benefit of its employees. Participants eligible to share in Company contributions include all employees of the Company who have completed one year of service with the Company, except that all individuals employed on October 1, 2003 became participants on that date.

     The Company makes contributions to the Employees' Trust pursuant to a formula based on the Company's annual earnings. The Company may also contribute such other amounts out of current or retained earnings as may be determined by the Board of Directors. The Company's contributions are allocated among eligible participants in proportion to their respective compensation, subject to statutory limitations.

     Each participant has a balance in the Employees' Trust consisting of his share of Company contributions, amounts forfeited by other participants and investment earnings. Each participant's balance vests over a five-year period, beginning with the third year of employment. Full vesting also occurs, regardless of length of employment, when a participating employee reaches normal retirement age, dies or becomes permanently and totally disabled.

     The Plan also contains a 401(k) feature pursuant to which participants may elect to have a portion (up to 60%) of their compensation (but not to exceed the maximum permitted by law) contributed to the Employees' Trust in lieu of receiving it in cash. Each eligible employee, for this purpose, becomes a participant following completion of two months of employment. These contributions are always fully vested and nonforfeitable.

     Contributions received by the Employees' Trust are held by the Trustee and invested in accordance with participants' investment directions among certain investment funds established by the administrative committee and sponsored by the Trustee.

     Distribution of a participant's vested balance is made on termination of employment, or later, if the participant so requests, subject to certain limitations. Distribution is made in a lump sum. Participants may request a loan from the Plan of an amount that does not exceed the lesser of 50% of the participant's 401(k) account balance or $50,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors presently consists of Directors Edward L. Chott, William T. Divane, Jr., George P. Lynch and John R. Madden. In the last completed fiscal year, Chief Executive Officer and Chairman of the Board of Directors John A. Morrissey has served as an officer and a director of The First Algonquin Company. Director John R. Madden is an executive officer of The First Algonquin Company. Director Walter W. Morrissey is also a director of The First Algonquin Company.

                      REPORT OF COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION OBJECTIVES

     Chicago Rivet is a leader in the fastener industry manufacturing rivets, standard and specialty cold-formed fasteners, screw machine products and automated assembly equipment, primarily for the automotive industry. The fastener industry is characterized by intense competition for customers, market share and executive talent. The objective of the Executive Compensation Program of the Company (the "Program") is to align compensation with business objectives and performance to enable the Company to attract, retain, and reward key executives whose contributions are critical to ensuring the long-term success of the Company and increasing profitability, thereby enhancing shareholder value.

EXECUTIVE COMPENSATION PRINCIPLES

     The elements of total compensation for Company executives are base salary and cash bonuses. The following principles guided compensation decisions for key executives of the Company: compensation opportunity is related to performance; compensation decisions are designed to achieve financial objectives, build shareholder value and reward individual and corporate performance; compensation is competitive and equitable; and the proportion of total pay that is at risk against individual and Company performance objectives increases with the more senior positions. The Committee also considers the experience, length of service and consistent performance of each individual executive when setting compensation levels. The competitors of the Company for executive talent are not necessarily the same companies that are selected to compare shareholder returns (see Stock Performance Graph, page 15) because the Company requires executives with skills from diverse backgrounds.

CEO COMPENSATION

     John A. Morrissey has been Chairman of the Board of the Company since 1979 and Chief Executive Officer ("CEO") since 1981. The 2005 base salary and cash bonus for the CEO were determined in accordance with the performance goals referred to above. The Company's net income (loss) in 2005 was ($.4) million compared to $1.5 million in 2004. The factors taken into consideration by the Compensation Committee in setting the annual salary for performance year 2005 of the CEO were: his leadership, his vision for the future of the Company, his dedication and focus on the short-term and long-term interests of the Company and its stockholders, his professionalism, integrity and competence, the Company's financial results, and the achievement of internal and external goals of the Company. In view of the Company's overall operating performance, and consistent with the suggestion of the CEO, the Compensation Committee did not authorize the payment of a cash bonus to the CEO for the year 2005.

COMPENSATION DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's CEO or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. Given the amount of compensation paid the CEO and the four other most highly compensated executive officers, the limits on deductibility of Section 162(m) of the Code on the Company's tax return are not applicable to the Company.

     The Compensation Committee believes that the described executive compensation policy serves the interests of the shareholders and the Company.

                               Committee Members:
                                Edward L. Chott
                             William T. Divane, Jr.
                                George P. Lynch
                                 John R. Madden

                            STOCK PERFORMANCE GRAPH

     The graph set forth below shows the cumulative total shareholder return(1) (i.e., price change plus reinvestment of dividends) of the Company's Common Stock during the five-year period ended December 31, 2005, as compared to the Total Return Index for the American Stock Exchange (US) and the Dow Jones US Auto Parts Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
         AMONG CHICAGO RIVET & MACHINE CO., THE TOTAL RETURN INDEX FOR
    THE AMERICAN STOCK EXCHANGE (US), AND THE DOW JONES US AUTO PARTS INDEX

                              [PERFORMANCE GRAPH]

                                                                          Cumulative Total Return
--------------------------------------------------------------------------------------------------------------
                                                             12/00   12/01   12/02   12/03   12/04   12/05
--------------------------------------------------------------------------------------------------------------
 Chicago Rivet & Machine Co.                                  100     140     145     180     186     141
--------------------------------------------------------------------------------------------------------------
 Total Return Index for the American Stock Exchange (US)      100      93      76     103     119     129
--------------------------------------------------------------------------------------------------------------
 Dow Jones US Auto Parts Index                                100     131     118     168     177     149
--------------------------------------------------------------------------------------------------------------

---------------
(1) Cumulative total shareholder return assumes reinvestment of dividends. The above graph assumes $100 was invested on December 31, 2000, in Chicago Rivet & Machine Co., in the Total Return Index for the American Stock Exchange
    (US), and the Dow Jones US Auto Parts Index (formerly titled "Dow Jones Auto Parts Index). The values shown in the graph above are as of the end of each period indicated.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of Edward L. Chott, Kent H. Cooney, William T. Divane, Jr., and John R. Madden, each of whom are "independent directors" as defined by the rules of the American Stock Exchange applicable to audit committee members. The Audit Committee operates under a charter approved by the Board of Directors.

     Management is responsible for the Company's financial statements and the financial reporting process and has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is responsible for oversight of these processes. The Audit Committee has reviewed and discussed the financial statements with members of management and with the independent accountants. The Audit Committee, in addition to reviewing with the independent auditors their opinion on the conformity of the audited financial statements with generally accepted accounting principles, discussed their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as the standards of the Public Company Accounting Oversight Board required to be discussed with the Audit Committee.

     Further, the Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Audit Committee has discussed the independent accountants' independence, including the matters in the written disclosures provided to the Audit Committee as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," with both management and with the independent accountants.

     Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2005, which will be filed with the Securities and Exchange Commission. The Audit Committee has approved the engagement of Grant Thornton LLP as independent accountants for 2006.

Edward L. Chott     Kent H. Cooney     William T. Divane, Jr.     John R. Madden

March 23, 2006

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Grant Thornton LLP served as the Company's independent registered public accounting firm for the year ended December 31, 2005. A representative of that firm is expected to be present at the Company's 2006 Annual Meeting of Shareholders with the opportunity to make a statement, if so desired, and to be available to respond to appropriate questions.

     On February 28, 2005, the Company was notified by PricewaterhouseCoopers LLP that they would not stand for re-election as the Company's independent registered public accounting firm for the year ending December 31, 2005. PricewaterhouseCoopers LLP agreed, however, to continue to serve as the Company's independent registered public accounting firm until completion of its procedures on the financial statements of the Company for the year ended December 31, 2004. On March 21, 2005, PricewaterhouseCoopers LLP completed its procedures on the financial statements of the Company for the year ended December 31, 2004, and ceased serving as the Company's independent registered public accounting firm.

     On March 23, 2005, the Audit Committee engaged Grant Thornton LLP to serve as the Company's independent registered public accounting firm for the year ended December 31, 2005.

     The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the years ended December 31, 2004 and 2003 and through March 21, 2005, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company's financial statements for such years. During the years ended December 31, 2004 and 2003 and through March 21, 2005, there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

     Between January 1, 2003 and the engagement of Grant Thornton LLP on March 23, 2005, neither the Company nor anyone acting on behalf of the Company consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements; as such, no written or oral advice was provided or (ii) any matter that was either the subject of a disagreement with PricewaterhouseCoopers LLP or a "reportable event."

FEE TABLE

     The following table shows the fees for professional audit services provided by PricewaterhouseCoopers LLP and Grant Thornton LLP for the audit of the Company's annual financial statements for fiscal years 2004 and 2005 and fees billed for other services rendered during those periods.

                                                            2004        2005
                                                          --------    --------
Audit Fees(1)
  PricewaterhouseCoopers LLP..........................    $189,420    $ 80,885
  Grant Thornton LLP..................................          --      58,300
Audit-Related Fees(2).................................          --          --
Tax Fees(3)...........................................      37,620          --
All Other Fees........................................          --          --
                                                          --------    --------
Total.................................................    $227,040    $139,185

---------------

(1) Audit Fees: Fees for the professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements. All fees listed above as PricewaterhouseCoopers LLP relate to the year 2004.

(2) Audit-Related Fees: Fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements.

(3) Tax Fees: Fees for professional services rendered related to the amendment of state tax returns.

     The engagements of Grant Thornton LLP and of PricewaterhouseCoopers LLP in connection with the annual audit of the Company's financial statements and the reviews of the financial statements included in the Company's quarterly reports and also the fees related to the amendment of state tax returns were approved by the Audit Committee before the service was provided. It is the policy of the Audit Committee that all services to be performed by the Company's independent registered public accounting firm be approved in advance of the commencement of such services.

     The Audit Committee has considered whether the provision of the non-audit services described above was compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS

     Shareholder proposals for inclusion in proxy materials for the Company's 2007 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by November 30, 2006. In order for shareholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered timely within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by December 30, 2006. The Company's by-laws require that proposals of shareholders made outside of Rule 14a-8 under the Exchange Act must be submitted in accordance with the requirements of the by-laws, not later than December 30, 2006 and not earlier than November 30, 2006. However, if the annual meeting is called for a date not within 30 days before or after such anniversary date, such proposals must be received by the Company not later than the close of business on the 10th day following the date notice of the annual meeting was mailed or a public announcement of the annual meeting was made, whichever first occurs. To be in proper written form, a shareholder nomination must set forth the information prescribed in the Company's by-laws.

                                 OTHER MATTERS

     It is not presently expected that any matters other than the election of directors will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named as representatives in the accompanying proxy to vote in accordance with their best judgment on such matters.

              ANNUAL REPORT TO SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD OR BENEFICIAL OWNER OF COMMON SHARES OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, CHICAGO RIVET & MACHINE CO., P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566.

                                          By order of the Board of Directors

                                          KIMBERLY A. KIRHOFER, Secretary

Naperville, Illinois
March 30, 2006

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------

P                                   REMINDER
R                          CHICAGO RIVET & MACHINE CO.
O          P.O. BOX 3061, 901 FRONTENAC ROAD, NAPERVILLE, ILLINOIS 60566
X                          --------------------------
Y              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints John A. Morrissey, Walter
W. Morrissey, John R. Madden and John C. Osterman, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 9, 2006, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine
directors: John A. Morrissey, Walter     Change of Address:
W. Morrissey, William T. Divane, Jr.,
John R. Madden, Michael J. Bourg,        -------------------------------------
Edward L. Chott, Kent H. Cooney,
Nirendu Dhar and George P. Lynch.        -------------------------------------

Except with respect to any nominee       -------------------------------------
for whom authority to vote is
withheld, a vote FOR ALL NOMINEES        -------------------------------------
includes discretionary authority (i)
to cumulate votes selectively among      (If you have written in the above
the nominees, and (ii) to vote for a     space, please mark the corresponding
substituted nominee if any of the        box on the reverse side of this
nominees listed becomes unable or        card.)
unwilling to serve.

2. In their discretion, upon such
other matters as may properly come
before the meeting.


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE ------------ APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS SEE REVERSE
MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                SIDE
                                                            ------------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------


[X]  PLEASE MARK YOUR                                                 |  6040
     VOTES AS IN THIS                                                 |
     EXAMPLE.                                                         |_ _ _ _



     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO
          DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.


1. Election of Directors                                2. In their discretion, the Proxies
   (See Reverse)                                           are authorized to vote upon such
                           FOR    WITHHELD                 other business as may properly
                   FOR ALL [ ]       [ ]   WITHHOLD        come before the meeting.
                  NOMINEES                 AS TO ALL
                                           NOMINEES


---------------------------------------------------
To withhold authority to vote for any individual
nominee, write that nominee's name on the line
above.


                                                                                                Change of Address [ ]
                                                                                                 on Reverse Side

                                                                        The signer hereby revokes all proxies
                                                                        heretofore given by the signer to vote at
                                                                        said meeting or any adjournments or
                                                                        postponements thereof.

                                                                        NOTE: Please sign exactly as name appears
                                                                        hereon and be sure to date the proxy. If
                                                                        shares are held in the name of more than one
                                                                        person, all holders must sign. Executors,
                                                                        administrators, trustees, guardians and
                                                                        corporate officers must give full title as
                                                                        such.

                                                                        PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                                                        ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                        POSSIBLE.


Signature:                                Date:               Signature:                                Date:
          -----------------------------        ------------             -----------------------------        ------------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------

P
R                          CHICAGO RIVET & MACHINE CO.
O          P.O. BOX 3061,901 FRONTENAC ROAD,NAPERVILLE,ILLINOIS 60566
X                          --------------------------
Y              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby constitutes and appoints John A. Morrissey, Walter W. Morrissey, John R. Madden and John C. Osterman, and each of them, as the proxies and representatives of the undersigned, with full power of substitution, to vote all common shares of Chicago Rivet & Machine Co. which the undersigned would be entitled to vote, with all powers which the undersigned would have if personally present, at the Annual Meeting of Shareholders to be held on May 9, 2006, and at any adjournments or postponements thereof, as designated below.

1. Election of the following nine
directors: John A. Morrissey, Walter     Change of Address:
W. Morrissey, William T. Divane, Jr.,
John R. Madden, Michael J. Bourg,        -------------------------------------
Edward L. Chott, Kent H. Cooney,
Nirendu Dhar and George P. Lynch.        -------------------------------------

Except with respect to any nominee       -------------------------------------
for whom authority to vote is
withheld, a vote FOR ALL NOMINEES        -------------------------------------
includes discretionary authority (i)
to cumulate votes selectively among      (If you have written in the above
the nominees, and (ii) to vote for a     space, please mark the corresponding
substituted nominee if any of the        box on the reverse side of this
nominees listed becomes unable or        card.)
unwilling to serve.

2. In their discretion, upon such
other matters as may properly come
before the meeting.


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE   ------------
APPROPRIATE BOX ON THE REVERSE SIDE. IF NO DIRECTION IS     SEE REVERSE
MADE,THIS PROXY WILL BE VOTED FOR ALL NOMINEES.                 SIDE
                                                            ------------

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------


[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.



    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BELOW. IF NO
         DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR SUCH NOMINEES.


1. Election of Directors                                2. In their discretion, the Proxies
   (See Reverse)                                           are authorized to vote upon such
                           FOR    WITHHELD                 other business as may properly
                   FOR ALL [ ]       [ ]   WITHHOLD        come before the meeting.
                  NOMINEES                 AS TO ALL
                                           NOMINEES


---------------------------------------------------
To withhold authority to vote for any individual
nominee, write that nominee's name on the line
above.


                                                                                                Change of Address [ ]
                                                                                                 on Reverse Side

                                                                        The signer hereby revokes all proxies
                                                                        heretofore given by the signer to vote at
                                                                        said meeting or any adjournments or
                                                                        postponements thereof.

                                                                        NOTE: Please sign exactly as name appears
                                                                        hereon and be sure to date the proxy. If
                                                                        shares are held in the name of more than one
                                                                        person, all holders must sign. Executors,
                                                                        administrators, trustees, guardians and
                                                                        corporate officers must give full title as
                                                                        such.

                                                                        PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE
                                                                        ENCLOSED RETURN ENVELOPE AS PROMPTLY AS
                                                                        POSSIBLE.


Signature:                                Date:               Signature:                                Date:
          -----------------------------        ------------             -----------------------------        ------------